SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: August 17, 1998
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                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
             ------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                  --------------------------------------------
                      (Issuer with respect to Certificates)


       New York              33-93570                13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)         Identification No.)
      incorporation)


        270 Park Avenue, New York, New York               10017
      -------------------------------------------       ----------
      (Address of principal executive offices)          (Zip code)


                                (212) 270-6000
                ---------------------------------------------------
                (Registrant's telephone number, including area code)

Item 5. Other Events

    On 8/17/1998, Chase Manhattan Home Equity Loan Trust 1995-1 (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, between The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

     A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.03 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7 (c).     Exhibits
                --------

Exhibit         Description
-------         -----------

20.1 Monthly Certificateholders statement with respect to the August 17, 1998 distribution.

                             SIGNATURES
                             ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE CHASE MANHATTAN BANK,
                                    as Servicer

                               By:  Chase Financial Corporation


                               By:   /s/Richard P. Dargan
                                    ---------------------
                                    By: Richard P. Dargan
                                    Title: Vice President

Date: August 27,  1998

                                        INDEX TO EXHIBITS
                                        -----------------


  Exhibit                   Description
  -------                   -----------

     20.1           Certificateholder Report dated
                    8/12/1998 delivered pursuant to
                    Section 5.03 of the  Pooling  and
                    Servicing   Agreement dated as  of
                    September 1, 1995.